Exhibit 99.1

Exhibit B

SECOND AMENDED AND RESTATED BYLAWS

OF

SOHO HOUSE & CO INC.

(Adopted as of [__])

ARTICLE I

OFFICES

Section 1.01          Registered Office. The address of the registered office of Soho House & Co Inc. (hereinafter the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Third Amended and Restated Certificate of Incorporation of the Corporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).

Section 1.02        Other Offices. The Corporation may have a principal or other office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or as shall be necessary or appropriate for the conduct of the business of the Corporation.

ARTICLE II

STOCKHOLDERS

Section 2.01         Place of Meetings. All meetings of stockholders shall be held at the principal office of the Corporation or at such other place, if any, within or without the State of Delaware, or solely by means of remote communication in accordance with Section 2.10 of these bylaws of the Corporation (the “Bylaws”) and applicable law, as may be designated by the Board of Directors and stated in the notice of the meeting.

Section 2.02      Annual Meetings. If required by applicable law, an annual meeting of stockholders for the election of directors and the transaction of such other business as may properly be brought before the meeting in accordance with these Bylaws shall be held on such day and at such hour, as shall be fixed by the Board of Directors and designated in the notice of meeting. The Corporation may postpone, adjourn, reschedule or cancel any previously scheduled annual meeting of stockholders.

Section 2.03          Special Meetings. Except as otherwise required by law, and subject to the rights of the holders of any series of preferred stock, special meetings of the stockholders of the Corporation may be called only by (i) the Chairman of the Board of Directors, at any time, (ii) the Secretary of the Corporation at the direction of a majority of the directors then in office, at any time, or (iii) the Secretary of the Corporation at the written request of the holders of a majority of the voting power of the then outstanding common stock, and special meetings may not be called by any other person or persons. Special meetings of stockholders shall be held on such day and at such hour, as shall be designated in the notice of meeting. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting. Except in the case of a special meeting of stockholders called at the request of the stockholders pursuant to the express terms of the Certificate of Incorporation, the Corporation may postpone, adjourn, reschedule or cancel any previously scheduled special meeting of stockholders.

Section 2.04          Notice of Meetings. Except as otherwise provided by the Certificate of Incorporation or applicable law, notice, stating the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxyholders not physically present may be deemed to be present and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) days nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notice may be given either personally, by courier service, by electronic mail, by other form of electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware or by mail. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder’s address as it appears on the stock transfer books of the Corporation. If delivered by courier service, such notice shall be deemed to be given at the earlier of when the notice is received or left at such stockholder’s address. If notice is given by electronic mail or other electronic transmission, such notice shall be deemed to be given at the times provided in the General Corporation Law of the State of Delaware. Such further notice shall be given as may be required by law.

Section 2.05        Quorum; Adjournment of Meetings. Except as otherwise provided by applicable law and subject to  the terms of the Voting Agreement of the Corporation, dated as of the date hereof, by and among the stockholders of the Corporation listed on Exhibit A attached thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Voting Agreement”), the presence in person or by proxy of holders of a majority of the voting power of the then outstanding common stock shall constitute a quorum for the conduct of business at any meeting of the stockholders. The chairperson of the meeting may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of an adjourned meeting need be given except as required by law. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.06        Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in any manner provided by applicable law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

Section 2.07         Required Vote. Except as otherwise provided by applicable law, the Voting Agreement, the Certificate of Incorporation or these Bylaws, the affirmative vote of the holders of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

Section 2.08       Inspectors of Elections. The Corporation may, and to the extent required by applicable law, in advance of any meeting of stockholders, appoint one or more inspectors of election, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairperson of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

Section 2.09          Action Without a Meeting. Unless prohibited by the Voting Agreement or Certificate of Incorporation, any action permitted or required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by or on behalf of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with applicable law. Prompt notice of the taking of corporate action without a meeting by less than a unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of the holders to take the action were delivered to the Corporation.

Section 2.10         Remote Meetings. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(a)           participate in a meeting of stockholders; and

(b)          be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication; provided, that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III

BOARD OF DIRECTORS

Section 3.01        General Powers. Except as otherwise provided by applicable law, the Certificate of Incorporation, the Voting Agreement, or these Bylaws, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 3.02         Number of Directors. Except as otherwise provided by applicable law or the Voting Agreement, the total number of directors shall be fixed from time to time by the Board of Directors. No decrease in the total number of directors shall shorten the term of any incumbent director.

Section 3.03         Quorum; Required Vote. Except as otherwise provided by applicable law and subject to any additional requirements set forth in the Voting Agreement, the presence in person or by proxy of a majority of directors shall constitute a quorum for the conduct of business at any meeting of the Board of Directors. Except as otherwise provided by law, the Voting Agreement or the Certificate of Incorporation, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.04        Telephonic Participation. All or any one or more directors may participate in a meeting of the Board of Directors or of any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to such communications equipment shall constitute presence in person at such meeting.

Section 3.05         Place of Meetings. The Board of Directors may hold its meetings at such place or places, if any, within or without the State of Delaware, as the Board of Directors may from time to time determine.

Section 3.06       Notice of Meetings. Meetings of the Board of Directors shall be held when called by the Chairman or a majority of the directors, upon not less than two (2) business days’ advance written notice to the directors. Attendance by a director at any meeting of the Board of Directors shall constitute waiver of notice of such meeting. Additionally, a waiver in writing signed by the director entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 3.07         Resignation. Any director of the Corporation may resign at any time by giving notice in writing or by electronic transmission thereof to the Corporation. The resignation of any director shall be effective when the resignation is delivered, unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.08         Vacancies on Board of Directors; Newly Created Directorships. Except as otherwise provided by these Bylaws and subject to the terms of the Voting Agreement, any vacancy resulting from the death, resignation, removal or disqualification of a director or other cause, or any newly created directorship in the Board of Directors, shall be filled by an affirmative vote of the holders of a majority of the voting power of the then outstanding common stock (which vote may be taken by written consent of such holders).

Section 3.09         Committees. The Board of Directors may designate one or more committees of the Board of Directors to exercise, subject to applicable provisions of law, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each such committee shall consist of two (2) or more directors of the Corporation and such appointments shall be in accordance with the Voting Agreement. Except to the extent restricted by law, the Voting Agreement, the Certificate of Incorporation or these Bylaws, any such committee, to the extent provided by applicable law, the Voting Agreement, these Bylaws or the designating resolution, shall have and may exercise all the powers and authority of the Board of Directors. Each committee shall keep regular minutes and shall report to the Board of Directors when required.

Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by in the Voting Agreement, these Bylaws or by resolution of the Board of Directors designating such committee. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 3.06 of these Bylaws. Except as may otherwise be provided for in the Voting Agreement, each committee shall serve at the pleasure of the Board of Directors and the Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Unless otherwise provided in the Voting Agreement, the Certificate of Incorporation, these Bylaws or the resolution of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee. Except as otherwise expressly provided in the Voting Agreement, these Bylaws or the by resolution of the Board of Directors designating such committee, every reference to a committee or to a member of a committee in these Bylaws shall apply to any subcommittee or member of a subcommittee mutatis mutandis.

Section 3.10        Action Without Meeting. Unless otherwise provided in the Voting Agreement or the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes or proceedings of the Board of Directors or committee in the same paper or electronic form as the minutes are maintained.

Section 3.11       Fees and Compensation. The Board of Directors shall have the authority to fix the compensation, including fees, reimbursement of expenses and equity compensation, of directors for services to the Corporation in any capacity, including for attendance of meetings of the Board of Directors or participation on any committees. Directors who are officers or employees of the Corporation may receive, if the Board of Directors desires, compensation for service as directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

OFFICERS

Section 4.01         Officers. Except as provided for by the Voting Agreement, the Board of Directors may, from time to time, employ and retain Officers (as defined in the Voting Agreement); provided, that the Board of Directors shall elect a Chairman of the Board of Directors (the “Chairman”), who shall hold his or her office for such term and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any Officers so designated shall have such authority and perform such duties as the Board of Directors may, from time to time, delegate to them. Any number of offices may be held by the same person. Such other officers and agents shall have such duties and shall hold their offices for such terms as provided in the Voting Agreement or as may be prescribed by the Board of Directors, as the case may be.

Section 4.02        Term of Office. The Officers of the Corporation shall hold office until his or her successor shall have been duly chosen and shall qualify, or until his or her earlier death, resignation, retirement, removal or disqualification.

Section 4.03        Removal. Except as otherwise provided for in the Voting Agreement, any Officer may be removed, either with or without cause, at any time, by the Board of Directors. No elected Officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his or her successor or his or her earlier death, resignation, removal or disqualification, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

Section 4.04         Resignations. Except as otherwise provided for in the Voting Agreement, any Officer may resign at any time by giving notice in writing to the Corporation. The resignation of any Officer shall be effective when the resignation is delivered, unless the resignation otherwise specifies; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.05         Vacancies. Except as otherwise provided for in the Voting Agreement, a vacancy in any office may be filled by the approval of the Board of Directors or any authorized committee thereof for appointment to such office.

Section 4.06        Powers and Duties. Subject to the control of the Board of Directors, the Officers shall each have such authority and perform such duties in the management of the Corporation as from time to time may be prescribed by the Board of Directors. In the absence of such resolution, the respective Officers shall have the powers and shall discharge the duties customarily and usually held and performed by like Officers of corporations similar in organization and business purposes to the Corporation subject to the control of the Board of Directors.

Section 4.07        Salaries. The salaries of the principal Officers shall be fixed from time to time by the Board of Directors or a committee thereof appointed for such purpose, and the salaries of any other Officers may be fixed by the Chief Executive Officer.

ARTICLE V

CAPITAL STOCK

Section 5.01          Certificated and Uncertificated Stock; Transfers.

(a)          The shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.

(b)          The shares of the stock of the Corporation shall be transferable in the manner prescribed by law and in the Voting Agreement, the Certificate of Incorporation and these Bylaws. In the case of certificated shares of stock, transfers shall be made on the books of the Corporation only by the holder thereof or by such holder’s attorney duly authorized in writing, upon surrender for cancellation of certificate(s) for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. In the case of uncertificated shares of stock, transfers shall be made on the books of the Corporation only upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney duly authorized in writing, and upon compliance with appropriate procedures for transferring shares in uncertificated form. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

(c)          Every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by any two authorized officers certifying the number and class of shares of stock of the Corporation owned by such holder. Unless the Board of Directors by resolution directs otherwise, the Chairman, and any Officer of the Corporation shall be authorized to sign stock certificates. Any or all of the signatures on such certificates may be an electronic signature. In case any officer, transfer agent or registrar who has signed or whose electronic signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 5.02        Lost, Stolen, Mutilated or Destroyed Certificates. As a condition to the issue of a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued and alleged to have been lost, stolen, mutilated or destroyed, the Corporation may require the owner of any such certificate, or such owner’s legal representatives, to give the Corporation a bond in such sum and in such form as it may direct or to otherwise indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, mutilation or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. Proper evidence of such loss, theft, mutilation or destruction shall be procured for the Corporation, if required. The Corporation may authorize the issuance of such new certificate without any bond when in its judgment it is proper to do so.

Section 5.03      Record Owners. The stock ledger shall be the only evidence as to who are the stockholders of the Corporation and the Corporation shall be entitled to recognize the exclusive right of a person registered on its stock ledger as the owner of shares to receive dividends, to vote and to receive notice, and otherwise to exercise all of the rights and powers of an owner of such shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 5.04        Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

(a)         Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted and which record date, unless otherwise required by law, shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of meeting shall be the date for making such determination. If no such record date is fixed by the Board of Directors, then the record date shall, unless otherwise required by law, be at the close of business on the day next preceding the day on which notice of such meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

ARTICLE VI

AMENDMENTS

Section 6.01       Amendments by Stockholders. These Bylaws may be altered, amended or repealed and new Bylaws may be added by the stockholders by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote thereon.

Section 6.02         Amendments by the Board of Directors. The Board of Directors may adopt, amend or repeal these Bylaws as provided in the Certificate of Incorporation.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01        Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year unless the Board of Directors determines otherwise.

Section 7.02         Voting of Securities Owned by the Corporation. The Board of Directors may authorize any person on behalf of the Corporation to attend and vote at any meeting of security holders of any entity in which the Corporation holds securities and to exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities, including the authority to execute and deliver proxies, powers of attorney and consents on behalf of the Corporation. Unless the Board of Directors directs otherwise, each of the Chairman, the Chief Executive Officer and any President shall have the powers specified in the preceding provisions of this Section 7.02.

Section 7.03        Dividends. Subject to the provisions of the Certificate of Incorporation, and except as otherwise provided for in the Voting Agreement, the Board of Directors may, out of funds legally available therefor, declare dividends upon the capital stock of the Corporation as and when they deem expedient, in accordance with law. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time in their discretion may deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors may deem conducive to the interests of the Corporation. The Board of Directors may abolish any such reserve at any time.

Section 7.04        Waiver of Notice. Whenever any notice is required to be given under the provisions of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the stockholders or a meeting of the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting.

Section 7.05      Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such Officer or Officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. The Chairman, and any Officer may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or Chairman, any Officer of the Corporation may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 7.06         Voting Agreement. If and only to the extent that there is any conflict between the provisions of the Voting Agreement on the one hand and the Certificate of Incorporation or these Bylaws or other organization documents of the Corporation on the other hand, the Voting Agreement shall, as between the parties thereto, prevail.